American Beacon Mid-Cap Value Fund

Supplement dated June 21, 2022

to the

Prospectus and Summary Prospectus, each dated March 1, 2022, as previously amended or supplemented

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

On June 8, 2022, the Board of Trustees of the American Beacon Funds (the “Trust”) approved a Plan of Reorganization and Termination (the “Reorganization Plan”) that provides for the reorganization of the American Beacon Mid-Cap Value Fund (the “Target Fund”), a series of the Trust, into the American Beacon Shapiro SMID Cap Equity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Reorganization is subject to a number of conditions, including approval of the Reorganization Plan by the Target Fund’s shareholders.

The Acquiring Fund and Target Fund have identical investment objectives and similar principal investment strategies. American Beacon Advisors, Inc. (“AmBeacon”) serves as each Fund’s investment advisor and administrator. Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and WEDGE Capital Management, L.L.P each serve as a sub-advisor to the Target Fund. Shapiro Capital Management LLC serves as the sole sub-advisor to the Acquiring Fund, and will continue to serve as the sole sub-advisor to the Acquiring Fund after the Reorganization.

The Reorganization Plan, which sets forth the terms of the Reorganization, provides for the Target Fund to transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. If the Target Fund’s shareholders approve the Reorganization Plan, those shareholders will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund that they held prior to the Reorganization. If you own A Class, C Class, Y Class, R6 Class, R5 Class, or Investor Class shares of the Target Fund, you will receive shares of the corresponding class of the Acquiring Fund. As the Acquiring Fund does not offer Advisor Class shares, shareholders of the Target Fund who own Advisor Class shares of the Target Fund will receive A Class shares of the Acquiring Fund.

You will not incur any sales loads or other transaction charges in connection with the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. AmBeacon will bear all direct costs of the Reorganization, including the costs of preparing the Reorganization Plan and the combined proxy statement/prospectus that will be sent to shareholders seeking approval of the Reorganization Plan from the Target Fund’s shareholders.

You may continue to purchase shares of the Target Fund through October 24, 2022. A special meeting of shareholders will be scheduled for shareholders of the Target Fund to consider and vote on the Reorganization Plan. If shareholders of the Target Fund approve the Reorganization Plan, the Reorganization is expected to take effect on or about October 28, 2022.

Shareholders of the Target Fund will receive a combined proxy statement/prospectus that contains additional information about the shareholder meeting and the proposed Reorganization. Shareholders should read these materials carefully, as they will contain a more detailed description of the proposed Reorganization.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE